Exhibit 99.1

Deloitte & Touche LLP
Suite 400
Harborside Plaza 10
Jersey City, NJ 07311
USA
Tel: +1 212 937 8200
Fax: +1 212 937 8298 www.deloitte.com

Oportun, Inc.

2 Circle Star Way

San Carlos, California 94070

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to their evaluation of certain information with respect to a portfolio of consumer loans in connection with the proposed offering of Oportun Issuance Trust 2021-C. Oportun, Inc. (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Loan File. Additionally, Goldman Sachs & Co. LLC, Jefferies LLC, and J.P. Morgan Securities LLC (collectively with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On September 27, 2021, representatives of the Company provided us with a consumer loan data file and related record layout containing data, as represented to us by the Company, as of the close of business September 26, 2021, with respect to 150,049 consumer loans (the “Statistical Loan File”). At the Company’s instruction, we randomly selected 125 consumer loans from the Statistical Loan File (the “Sample Loans”) and performed certain comparisons and recomputations for each Sample Loan relating to the consumer loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics

1. Loan number (for identification purposes only) 2. Origination date 3. Original principal balance	4. Interest rate 5. Maturity date 6. State

We compared Characteristics 2. through 6. to the corresponding information set forth on or derived from the Fixed Rate Note (the “Note”).

At your instruction, for purposes of the comparisons described above, with respect to Characteristic 3., differences of $100 or less are deemed to be “in agreement.” Further, for Sample Loans indicating a state (as set forth on the Note) of:

(i)	Texas:

(a)

if the Sample Loan has an (w) original principal balance (as set forth on the Statistical Loan File) that is less than or equal to $1,480 and an origination date (as set forth on the Note) on or after September 2, 2021; (x) original principal balance (as set forth on the Statistical Loan File) that is less than or equal to $1,460 and an origination date (as set forth on the Note) on or after September 3, 2020; (y) original principal balance (as set forth on the Statistical Loan File) that is less than or equal to $1,400 and an origination date (as set forth on the Note) on or after September 6, 2018 and prior to September 3, 2020; or (z) original principal balance (as set forth on the Statistical Loan File) that is less than or equal $1,320 and an origination date (as set forth on the Note) prior to September 6, 2018, we compared the “Amount Financed” (as set forth on the Note) to the original principal balance (as set forth on the Statistical Loan File); or

(b)

if the Sample Loan has an (w) original principal balance (as set forth on the Statistical Loan File) that is greater than $1,480 and an origination date (as set forth on the Note) on or after September 2, 2021 (x) original principal balance (as set forth on the Statistical Loan File) that is greater than $1,460 and an origination date (as set forth on the Note) on or after September 3, 2020; (y) original principal balance (as set forth on the Statistical Loan File) that is greater than $1,400 and an origination date (as set forth on the Note) on or after September 6, 2018 and prior to September 3, 2020 or (z) original principal balance (as set forth on the Statistical Loan File) that is greater than $1,320 and an origination date (as set forth on the Note) prior to September 6, 2018, we compared the original principal balance (as set forth on the Statistical Loan File) to the sum of the (i) Amount Financed and (ii) “Administrative Fee (as set forth on the Note);

(ii)	Illinois or New Jersey, we compared the original principal balance (as set forth on the Statistical Loan File) to the Amount Financed (as set forth on the Note);

(iii)

Arizona, California, Utah, Nevada, Idaho, Missouri or Wisconsin, we compared the original principal balance (as set forth on the Statistical Loan File) to the sum of (x) the Amount Financed and (y) the Administrative Fee or Loan Origination Fee, as applicable (each as set forth on the Note);

(iv)	New Mexico:

(a)

if the Sample Loan has an (x) original principal balance (as set forth on the Statistical Loan File) that is less than or equal to $5,000 and an origination date (as set forth on the Note) on or after January 1, 2018 or (y) original principal balance (as set forth on the Statistical Loan File) that is less than or equal $2,500 and an origination date (as set forth on the Note) prior to January 1, 2018, we compared the Amount Financed (as set forth on the Note) to the original principal balance (as set forth on the Statistical Loan File); or

(b)

if the Sample Loan has an (x) original principal balance (as set forth on the Statistical Loan File) that is greater than $5,000 and an origination date (as set forth on the Note) on or after January 1, 2018 or (y) original principal balance (as set forth on the Statistical Loan File) that is greater than $2,500 and an origination date (as set forth on the Note) prior to January 1, 2018, we compared the original principal balance (as set forth on the Statistical Loan File) to the sum of (x) the Amount Financed and (y) Administrative Fee (each as set forth on the Note).

The Note and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents.

*****

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the consumer loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the consumer loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Loan File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

October 5, 2021